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Exhibit 10.47

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked "[***]" in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT FOUR TO ADULT VOD LICENSE AGREEMENT

        This Amendment Four to Adult VOD License Agreement (this "Amendment"), effective as of the 19th day of July, 2007, by and between the Colorado Satellite Broadcasting, Inc., a subsidiary of New Frontier Media, Inc. ("CSB") and Comcast Cable Communications, LLC ("Comcast"), amends the Adult VOD License Agreement, dated October 18, 2002, as previously amended, between CSB and Comcast (the "Agreement") as set forth below.

1.
Certain Defined Terms. Capitalized terms not defined herein shall have the meaning set forth with respect thereto in the Agreement.

2.
Schedule A to the Agreement. Schedule A to the Agreement is hereby amended and restated entirely as set forth on Schedule A attached hereto.

3.
No Further Modifications. Except to the extent expressly stated herein, the Agreement, all terms and conditions set forth therein shall remain unmodified and in full force and effect, and such terms and conditions shall be incorporated by reference in and applicable to this Amendment.

IN WITNESS WHEREOF, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties have caused this Amendment to be duly executed below.

COLORADO SATELLITE BROADCASTING, INC.
By:	/s/ IRA BAHR
Name:	Ira Bahr
Title:	COO
COMCAST CABLE COMMUNICATIONS, LLC
By:	/s/ MATTHEW STRAUSS
Name:	Matthew Strauss
Title:	SVP of New Media

Schedule A

"[***] Standard" means Programs or versions of Programs which (i) depict [***] situations and [***] among consenting adults; but (ii) do not depict [***]; and (iii) do not include [***].

"[***] Standard" means Programs or versions of Programs which (i) depict [***] situations and [***] among consenting adults; (ii) may depict [***]; but (iii) do not depict [***]; (iv) do not depict [***]; and (iv) do not include [***].

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AMENDMENT FOUR TO ADULT VOD LICENSE AGREEMENT